Exhibit 99.2

EV Energy Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Financial Information

On June 10, 2015, EV Energy Partners, L.P. (“we,” “our,” or “us”) closed the on the sale of our 21 percent membership interest in Utica East Ohio Midstream LLC (“UEO”) to Utica Gas Services, L.L.C., a subsidiary of Williams Partners L.P., and M3 Ohio Gathering LLC for total cash consideration of $575.0 million, less estimated expenses of $2.7 million.

The following unaudited pro forma condensed consolidated financial information is derived from our historical consolidated financial statements. With the sale of our membership interest in Cardinal Gas Services, LLC in October 2014 and the sale of our membership interest in UEO, we no longer operate in the midstream segment, and we have reclassified our historical unaudited condensed consolidated statements of operations for all periods presented to reflect the operations of our midstream segment as discontinued operations. Accordingly, in our historical unaudited condensed consolidated statements of operations, amounts previously included in “Equity in income (loss) of unconsolidated affiliates” and “Gain on sale of investment in unconsolidated affiliate” have been reclassified to “Income (loss) from discontinued operations.”

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 gives effect to the disposition of UEO as if it had occurred on March 31, 2015. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012 reflect the disposition of UEO as if it had occurred on January 1, 2012.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with our Quarterly Report on Form 10–Q for the quarter ended March 31, 2015 and our Annual Report on Form 10–K for the year ended December 31, 2014.

This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and is not necessarily indicative of the results of operations that would have occurred had the disposition been effected on the assumed dates, nor is it necessarily indicative of our future operating results.

EV Energy Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2015

(in thousands)

	Historical Condensed Consolidated	Pro Forma Adjustments		Pro Forma Condensed Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$10,268	$572,275	(a)	$40,693
		(541,000	)(b)
		(850	)(c)
Accounts receivable:
Oil, natural gas and natural gas liquids sales	24,500	–		24,500
Related party	63	–		63
Other	4,657	–		4,657
Derivative asset	105,046	850	(c)	105,896
Other current assets	1,917	–		1,917
Assets held for sale	320,244	(320,244	)(a)	–
Total current assets	466,695	(288,969)		177,726

Oil and natural gas properties, net of accumulated depreciation, depletion and amortization	1,650,410	–		1,650,410
Other property, net of accumulated depreciation and amortization	1,119	–		1,119
Restricted cash	33,768	–		33,768
Long–term derivative asset	21,722	–		21,722
Other assets	8,568	–		8,568
Total assets	$2,182,282	$(288,969)		$1,893,313

LIABILITIES AND OWNERS’ EQUITY
Current liabilities – Accounts payable and accrued liabilities	$51,611	$–		$51,611

Asset retirement obligations	105,201	–		105,201
Long–term debt	1,040,417	(541,000	)(b)	499,417
Long–term liabilities	838	–		838

Commitments and contingencies

Owners’ equity	984,215	252,031	(a)	1,236,246
Total liabilities and owners’ equity	$2,182,282	$(288,969)		$1,893,313

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2015

(in thousands, except per unit data)

	Historical Condensed Consolidated	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenues:
Oil and natural gas revenues	$46,425	$–		$46,425
Transportation and marketing–related revenues	817	–		817
Total revenues	47,242	–		47,242

Operating costs and expenses:
Lease operating expenses	23,524	–		23,524
Cost of purchased natural gas	574	–		574
Dry hole and exploration costs	414	–		414
Production taxes	1,748	–		1,748
Asset retirement obligations accretion expense	1,201	–		1,201
Depreciation, depletion and amortization	25,896	–		25,896
General and administrative expenses	12,415	–		12,415
Impairment of oil and natural gas properties	58,173	–		58,173
Gain on sales of oil and natural gas properties	(537)	–		(537)
Total operating costs and expenses	123,408	–		123,408

Operating loss	(76,166)	–		(76,166)

Other income, net	9,279	3,371	(d)	11,961
		(694	)(e)
		5	(f)

Loss from continuing operations before income taxes	(66,887)	2,682		(64,205)

Income taxes	150	–		150

Loss from continuing operations	(66,737)	2,682		(64,055)

Income from discontinued operations	5,070	(5,070	)(g)	–

Net loss	$(61,667)	$(2,388)		$(64,055)

Earnings per limited partner unit:
Loss from continuing operations	$(1.35)			$(1.29)
Income from discontinued operations	$0.10			$–
Net loss	$(1.25)			$(1.29)

Weighted average limited partner units outstanding – basic and diluted	48,795			48,795

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands, except per unit data)

	Historical Condensed Consolidated	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenues:
Oil and natural gas revenues	$334,729	$–		$334,729
Transportation and marketing–related revenues	4,676	–		4,676
Total revenues	339,405	–		339,405

Operating costs and expenses:
Lease operating expenses	105,781	–		105,781
Cost of purchased natural gas	3,533	–		3,533
Dry hole and exploration costs	6,726	–		6,726
Production taxes	11,976	–		11,976
Asset retirement obligations accretion expense	4,835	–		4,835
Depreciation, depletion and amortization	106,073	–		106,073
General and administrative expenses	44,955	–		44,955
Impairment of oil and natural gas properties	113,968	–		113,968
Gain on sales of oil and natural gas properties	(33,319)	–		(33,319)
Total operating costs and expenses	364,528	–		364,528

Operating loss	(25,123)	–		(25,123)

Other income, net	47,844	9,189	(d)	54,405
		(2,851	)(e)
		223	(f)

Income from continuing operations before income taxes	22,721	6,561		29,282

Income taxes	(476)	–		(476)

Income from continuing operations	22,245	6,561		28,806

Income from discontinued operations	107,475	(9,978	)(g)	97,497

Net income	$129,720	$(3,417)		$126,303

Earnings per limited partner unit:
Income from continuing operations	$0.41			$0.55
Income from discontinued operations	$2.17			$1.97
Net income	$2.58			$2.52

Weighted average limited partner units outstanding – basic and diluted	48,563			48,563

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2013

(in thousands, except per unit data)

	Historical Condensed Consolidated	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenues:
Oil and natural gas revenues	$310,883	$–		$310,883
Transportation and marketing–related revenues	4,429	–		4,429
Total revenues	315,312	–		315,312

Operating costs and expenses:
Lease operating expenses	104,465	–		104,465
Cost of purchased natural gas	3,242	–		3,242
Dry hole and exploration costs	2,380	–		2,380
Production taxes	11,476	–		11,476
Asset retirement obligations accretion expense	4,925	–		4,925
Depreciation, depletion and amortization	113,818	–		113,818
General and administrative expenses	40,677	–		40,677
Impairment of oil and natural gas properties	85,341	–		85,341
Gain on sales of oil and natural gas properties	(41,309)	–		(41,309)
Total operating costs and expenses	325,015	–		325,015

Operating loss	(9,703)	–		(9,703)

Other expense, net	(65,787)	5,489	(d)	(62,530)
		(2,462	)(e)
		230	(f)

Loss from continuing operations before income taxes	(75,490)	3,257		(72,233)

Income taxes	(133)	–		(133)

Loss from continuing operations	(75,623)	3,257		(72,366)

(Loss) income from discontinued operations	(604)	1,824	(g)	1,220

Net loss	$(76,227)	$5,081		$(71,146)

Earnings per limited partner unit:
Loss from continuing operations	$(1.75)			$(1.67)
(Loss) income from discontinued operations	$(0.01)			$0.03
Net loss	$(1.76)			$(1.64)

Weighted average limited partner units outstanding – basic and diluted	43,691			43,691

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per unit data)

	Historical Condensed Consolidated	Pro Forma Adjustments		Pro Forma Condensed Consolidated
Revenues:
Oil and natural gas revenues	$281,749	$–		$281,749
Transportation and marketing–related revenues	3,731	–		3,731
Total revenues	285,480	–		285,480

Operating costs and expenses:
Lease operating expenses	103,605	–		103,605
Cost of purchased natural gas	2,600	–		2,600
Dry hole and exploration costs	6,771	–		6,771
Production taxes	10,911	–		10,911
Asset retirement obligations accretion expense	5,116	–		5,116
Depreciation, depletion and amortization	113,381	–		113,381
General and administrative expenses	42,682	–		42,682
Impairment of oil and natural gas properties	34,453	–		34,453
Total operating costs and expenses	319,519	–		319,519

Operating loss	(34,039)	–		(34,039)

Other income, net	18,906	(10,010	)(c)	16,976
		7,426	(d)
		(1,622	)(e)
		2,276	(f)

Loss from continuing operations before income taxes	(15,133)	(1,930)		(17,063)

Income taxes	(1,078)	–		(1,078)

Loss from continuing operations	(16,211)	(1,930)		(18,141)

Loss from discontinued operations	(138)	33	(g)	(105)

Net loss	$(16,349)	$(1,897)		$(18,246)

Earnings per limited partner unit:
Loss from continuing operations	$(0.38)			$(0.43)
Loss from discontinued operations	$–			$–
Net loss	$(0.38)			$(0.43)

Weighted average limited partner units outstanding – basic and diluted	41,952			41,952

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	PRO FORMA ADJUSTMENTS

(a)	To record the proceeds, less estimated expenses, from the disposition of UEO, the elimination of the assets held for sale and the gain on the disposition that would have been recorded as of March 31, 2015.

(b)	To record the repayment of all amounts outstanding under our credit facility.

(c)	To record the termination of our interest rate swaps.

(d)	To reduce interest expense for the effect of the repayment of amounts outstanding under our credit facility.

(e)	To increase interest expense for the change in commitment fees related to the decrease in amounts outstanding under our credit facility.

(f)	To remove the effects of our interest rate swaps that would have been terminated.

(g)	To eliminate our equity in UEO’s net income (loss).